SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
May 15, 2007
Date of Report (date of earliest event reported)
INTEVAC, INC.
(Exact name of Registrant as specified in its charter)

California	0-26946	94-3125814
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation or organization)		Identification Number)
3560 Bassett Street
Santa Clara, CA 95054
(Address of principal executive offices)
(408) 986-9888
(Registrant’s telephone number, including area code)
N/A
(Former name or former address if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
     At Intevac, Inc.’s (“Intevac”) annual meeting of shareholders held on May 15, 2007, Intevac’s shareholders, upon the recommendation of Intevac’s board of directors, approved an amendment to the Intevac 2004 Equity Incentive Plan (as amended, the “Plan”) to increase the number of shares of common stock reserved for issuance pursuant to stock options by 900,000 shares.
     A brief summary of the Plan is included as part of Proposal No. 3 in Intevac’s definitive proxy statement filed with the Securities and Exchange Commission on April 16, 2007. The summary of the Plan contained in the proxy statement is qualified by and subject to the full text of the Plan, which summary is incorporated herein by reference.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEVAC, INC.
Date: May 21, 2007	By:	/s/ Charles B. Eddy III
Charles B. Eddy III
Vice President, Finance and Administration, Chief Financial Officer, Treasurer and Secretary